Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Adherex Technologies Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2009 (the “Report”), each of the undersigned, Rostislav Raykov, Chief Executive Officer of the Company, and Robert Andrade, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 4, 2011

By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

Date:  February 4, 2011

By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer